UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2013

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2013

Annual Report

to Shareholders

DWS Short Duration Fund

Contents
3 Letter to Shareholders
4 Portfolio Management Review
11 Performance Summary
14 Investment Portfolio
37 Statement of Assets and Liabilities
39 Statement of Operations
41 Statement of Changes in Net Assets
42 Financial Highlights
47 Notes to Financial Statements
65 Report of Independent Registered Public Accounting Firm
66 Information About Your Fund's Expenses
67 Tax Information
68 Advisory Agreement Board Considerations and Fee Evaluation
73 Board Members and Officers
79 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

The first half of 2013 brought welcome evidence that the U.S. economic recovery is gaining traction. Consumer confidence reached its highest level since 2007, U.S. stock market indexes marked a series of record highs and the housing market continues its recovery.

According to Asoka Wohrmann, co-chief investment officer for Deutsche Asset & Wealth Management, "The revival of the employment market, good asset performance with rising home and share prices, and an expansive monetary policy gives further growth momentum to the real economy. As a result, we believe that U.S. economic growth could accelerate in the coming months."

Nevertheless, concerns about the European and emerging-market economies persist. Closer to home, the outlook remains guarded when it comes to the eventual end of government intervention in the bond market and the full effects of reduced government spending on employment.

Where does this leave you? That depends on a variety of factors, including your overall portfolio allocation. Given the uncertainties in today's bond and stock markets, it may be time for a thoughtful evaluation of your strategy.

Talk with a trusted advisor to determine whether any adjustments may be in order, given your specific objectives and risk tolerance. We believe even the most sophisticated investor can benefit from the assistance of a trusted, objective financial professional.

Remember that Deutsche Asset & Wealth Management gives you access to Deutsche Bank's global network of economists, analysts and investment professionals. Insights are always at your fingertips at dws-investments.com.

Best regards,

Robert Kendall
President, DWS Funds

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.

DWS Short Duration Fund produced a total return of 1.28% for the 12 months ended September 30, 2013. The fund's benchmark, the Barclays 1-3 Year Government/Credit Index, produced a total return of 0.62% for the same period.

"As 2013 progressed, the interest rate environment became a negative factor for bond prices overall."

As the fiscal period opened, the European debt crisis was beginning to recede to some degree as a concern for global markets. The U.S. Federal Reserve Board (the Fed) continued to provide support to the economy in the form of measures designed to produce extraordinarily low interest rates. U.S. fixed-income markets were focused primarily on the run-up to and aftermath of the presidential election, against a backdrop of wrangling over solutions to the country's budgetary dilemma. Markets seemed to anticipate a reasonable resolution and credit-sensitive sectors continued their trend of outperformance. This "search for yield" theme on the part of investors remained in place following the resolution at year-end of the U.S. "fiscal cliff" wrangling. Positive sentiment for risk assets was further supported by continued improvement in key housing and employment measures.

As 2013 progressed, the interest rate environment became a negative factor for bond prices overall, as U.S. Treasury rates moved higher on optimism over prospects for the economy. Speculation increased over the extent to which the Fed would continue to support interest rates at recent levels. The negative sentiment intensified in late June 2013 on comments from the Fed chairman to the effect that the economy may have stabilized sufficiently to allow for a tapering of long-term bond purchases under its quantitative easing program.

In mid-September 2013, the Fed backed off of its earlier guidance, and suggested that the inevitable reduction of its support for the bond market would likely not begin until sometime in 2014. Long rates eased in response, but still concluded the fiscal period ending September 30, 2013 well above where they started.

About Spread Sectors
Spread sectors are areas of the bond market that trade at a yield advantage, or spread, relative to U.S. Treasuries. These include more highly rated sectors such as investment-grade corporate bonds and mortgage-backed securities, as well as more speculative sectors including high-yield corporate bonds and emerging-markets debt. All of these sectors are to varying degrees sensitive to investors' tolerance of credit risk. Yield spreads offered in these areas typically narrow (and prices rise) as the economic outlook improves and investors become more confident that they will receive promised payments of principal and interest. Conversely, as the outlook weakens, spread sectors may underperform.

U.S. Treasury yields ended the period higher all along the yield curve, rising from historically low levels. Specifically, the two-year yield went from 0.23% to 0.33%, the five-year from 0.62% to 1.39%, the 10-year from 1.65% to 2.64% and the 30-year from 2.82% to 3.69%. For the 12 months ended September 30, 2013, credit spreads — the incremental yield offered by lower-quality vs. higher-quality fixed-income instruments — generally narrowed as investors sought incremental yield in a low-rate environment and reacted to the prospect of extended monetary policy support for the economy.

Positive and Negative Contributors to Performance

We added to the fund's relative performance by holding a well- above-benchmark position in investment-grade corporate issues throughout the year, rotating through industry sectors as relative valuation opportunities were presented. We somewhat reduced our exposure in May and June 2013, as valuations seemed very tight. We incrementally added back exposure beginning in July 2013 as the weakness in spread products that followed the Fed's talk of tapering bond purchases allowed us to purchase corporates at much more attractive yields.

Another positive contributor was our decision to increase exposure during the year to emerging-markets bonds, an area we viewed as attractively valued and as providing a diversification benefit to the fund. The weakness in emerging-markets bonds in 2013 has been predominately felt in longer-maturity bonds issued by high-quality sovereign issuers, which were particularly impacted by the rise in interest rates. The short-dated emerging-markets corporate credit bonds which we have focused on have performed in line with similarly rated developed market credits.

The fund also had significant exposure to securitized sectors including residential mortgage-backed (MBS), commercial mortgage-backed (CMBS), collateralized mortgage obligations (CMOs) and asset-backed securities (ABS). Within this group, performance was helped by the ABS and CMBS exposures, while the MBS sector lagged.

Finally, the fund's global tactical asset allocation ("GTAA") overlay detracted from performance during the period. GTAA is a quantitative strategy that seeks to identify relative values among the global bond and currency markets, and then benefit from the disparities through investments in (but not limited to) futures, options and currency forwards. This strategy was eliminated from the fund in the second quarter of 2013.

Outlook and Positioning

As of September 30, 2013, the bulk of the portfolio was allocated as follows: 22% to agency and government-backed securities, 22% to investment-grade corporate bonds, 17% to emerging-markets bonds, 11% to residential mortgage-backed securities (MBS), 11% to commercial mortgage-backed securities (CMBS), 9% to high-yield corporate bonds and leveraged loans, 5% to asset-backed securities (ABS), and 3% to cash. At September 30, 2013, the fund's overall duration was 1.8 years vs. 1.9 years for the Barclays 1-3 Year Government/Credit Index.

We believe the market may be reading too much into the Fed's attempts to manage expectations when it comes to the duration and level of its bond purchases. We also believe that a gradual reduction in support for the bond market is inevitable at some point. However, the Fed has indicated that it will weigh employment conditions heavily in determining policy. With continued improvement in employment and below-target inflation, we don't believe that there appears to be any substantive reason for the Fed to initiate anything approaching a rapid reversal in policy.

In light of this, we remain comfortable with our overall emphasis on earning the higher yields available in credit sectors. Nonetheless, given market jitters about the direction of the economy and Fed policy, we continue to expect that savvy security selection will be the key to price performance going forward. Corporate fundamentals remain strong, and the recent rate increases have resulted in more attractive yields and valuations. We are looking for opportunities to add to our emerging-markets exposure as valuation opportunities present themselves.

As always, we will continue to focus strongly on credit analysis, portfolio diversification and risk management, while seeking to maintain an attractive level of income for shareholders.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2002.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Portfolio Manager for Retail Fixed Income: New York.

— BIS, University of Minnesota.

Eric S. Meyer, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2008.

— Joined Deutsche Asset & Wealth Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

— Head of US Loan Portfolio Management, High Yield Strategies: New York.

— BA, State University of New York, Albany; MBA, Pace University.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2006.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Director

Portfolio Manager of the fund. Joined the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

— Over 19 years of investment industry experience.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Joined the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Terms to Know

The Barclays 1-3 Year Government/Credit Index is an unmanaged index consisting of all U.S. government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Quantitative easing is a government monetary policy often used when interest rates are at or near zero. With this policy government securities are purchased from the market, causing the price of the securities purchased to rise and the yield or interest rates on the securities purchased to fall. It also means having to pay lower interest rates on new bonds issued to replace existing bonds that have matured. With lower borrowing costs, the central banks hope consumers will be encouraged to spend more, thus helping the overall economy, and improving the balance sheets for the companies providing the goods and services on which consumers are spending their money.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Sovereign debt is debt that is issued by a national government.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties.

Collateralized mortgage obligations (CMOs) are mortgage-backed securities with separate pools for different classes of bondholders.

Asset-backed securities (ABS) are backed by loans, credit or receivables.

Performance Summary September 30, 2013 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/13
Unadjusted for Sales Charge	1.28%	3.20%	3.46%
Adjusted for the Maximum Sales Charge (max 2.75% load)	-1.50%	2.63%	3.17%
Barclays 1-3 Year Government/Credit Index†	0.62%	2.52%	2.91%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/13
Unadjusted for Sales Charge	0.52%	2.41%	2.47%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	-2.44%	2.23%	2.47%
Barclays 1-3 Year Government/Credit Index†	0.62%	2.52%	2.91%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/13
Unadjusted for Sales Charge	0.53%	2.43%	2.71%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	0.53%	2.43%	2.71%
Barclays 1-3 Year Government/Credit Index†	0.62%	2.52%	2.91%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/13
No Sales Charges	1.42%	3.42%	3.63%
Barclays 1-3 Year Government/Credit Index†	0.62%	2.52%	2.91%
Institutional Class	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 9/30/13
No Sales Charges	1.45%	3.48%	3.06%
Barclays 1-3 Year Government/Credit Index†	0.62%	2.52%	2.36%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2013 are 0.86%, 1.74%, 1.60%, 0.70% and 0.59% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class B shares prior to its inception on April 23, 2007 are derived from the historical performance of the Investment Class shares of DWS Short Duration Fund (which was renamed Class S shares on October 23, 2006) during such periods and have been adjusted to reflect the higher total annual operating expenses of Class B. Any difference in expenses will affect performance.

Prior to November 17, 2004, the Fund had a different objective, strategies, fees and expenses. Consequently, the Fund's past performance prior to this time may have been different if the current strategy had been in place.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Institutional Class commenced operations on August 27, 2008. The performance shown for the index is for the time period of August 31, 2008 through September 30, 2013, which is based on the performance period of the life of Institutional Class.

† Barclays 1-3 Year Government/Credit Index is an unmanaged index consisting of all U.S. government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
9/30/13	$9.18	$9.20	$9.17	$9.20	$9.18
9/30/12	$9.31	$9.33	$9.30	$9.34	$9.32
Distribution Information as of 9/30/13
Income Dividends, Twelve Months	$.23	$.16	$.16	$.25	$.25
Return of Capital	$.02	$.02	$.02	$.02	$.02
September Income Dividend	$.0187	$.0131	$.0130	$.0207	$.0206
SEC 30-day Yield††	1.52%	0.81%	0.81%	1.81%	1.79%
Current Annualized Distribution Rate††	2.44%	1.71%	1.70%	2.70%	2.69%

†† The SEC yield is net investment income per share earned over the month ended September 30, 2013, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 0.80% and 1.71% for Class C and S shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2013. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 1.69% and 2.60% for Class C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Investment Portfolio as of September 30, 2013
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 40.6%
Consumer Discretionary 3.3%
Daimler Finance North America LLC:
144A, 2.375%, 8/1/2018		7,060,000	7,071,232
6.5%, 11/15/2013		10,000,000	10,068,070
DISH DBS Corp.:
6.625%, 10/1/2014		909,000	954,450
7.125%, 2/1/2016		50,000	54,937
Ford Motor Credit Co., LLC:
3.984%, 6/15/2016		5,500,000	5,811,509
8.0%, 12/15/2016		5,000,000	5,910,885
General Motors Co., 144A, 3.5%, 10/2/2018		380,000	379,050
General Motors Financial Co., Inc., 144A, 2.75%, 5/15/2016		25,000	24,938
Glencore Funding LLC, 144A, 2.5%, 1/15/2019		3,880,000	3,637,011
Hyundai Motor Manufacturing Czech SRO, 144A, 4.5%, 4/15/2015		4,690,000	4,891,928
Kia Motors Corp., 144A, 3.625%, 6/14/2016		3,000,000	3,135,069
L Brands, Inc., 6.9%, 7/15/2017		405,000	457,650
Lear Corp., 7.875%, 3/15/2018		178,000	188,235
Lennar Corp., 4.125%, 12/1/2018		110,000	105,050
News America, Inc., 7.6%, 10/11/2015		5,000,000	5,614,380
RCI Banque SA, 144A, 4.6%, 4/12/2016		7,780,000	8,207,122
Suburban Propane Partners LP, 7.5%, 10/1/2018		340,000	363,800
Viacom, Inc., 2.5%, 9/1/2018		2,800,000	2,794,854
Videotron Ltd., 9.125%, 4/15/2018		7,000	7,359
			59,677,529
Consumer Staples 1.0%
ConAgra Foods, Inc., 2.1%, 3/15/2018 (b)		635,000	629,930
Constellation Brands, Inc., 7.25%, 5/15/2017		850,000	973,250
Cott Beverages, Inc., 8.125%, 9/1/2018		60,000	64,950
JBS Finance II Ltd., 144A, 8.25%, 1/29/2018		2,500,000	2,537,500
Raizen Energy Finance Ltd., 144A, 7.0%, 2/1/2017		1,500,000	1,668,750
Safeway, Inc., 3.4%, 12/1/2016 (b)		3,800,000	3,917,998
Smithfield Foods, Inc., 7.75%, 7/1/2017		30,000	34,125
Wesfarmers Ltd., 144A, 1.874%, 3/20/2018		1,000,000	984,966
Wm. Wrigley Jr. Co., 144A, 3.7%, 6/30/2014		7,215,000	7,358,881
			18,170,350
Energy 4.4%
Ecopetrol SA, 4.25%, 9/18/2018		1,500,000	1,543,125
El Paso LLC:
7.0%, 6/15/2017		100,000	111,527
7.25%, 6/1/2018		35,000	39,254
Enterprise Products Operating LLC, Series G, 5.6%, 10/15/2014		3,940,000	4,140,747
Hess Corp., 7.0%, 2/15/2014		2,100,000	2,146,576
Husky Energy, Inc., 5.9%, 6/15/2014		4,030,000	4,175,535
KazMunayGas National Co. JSC, 144A, 11.75%, 1/23/2015		8,000,000	8,930,000
Lukoil International Finance BV, 144A, 6.356%, 6/7/2017		5,581,000	6,231,187
Newfield Exploration Co., 7.125%, 5/15/2018		90,000	93,600
ONEOK Partners LP, 3.2%, 9/15/2018		10,750,000	10,952,519
Petrobras Global Finance BV, 3.0%, 1/15/2019		5,000,000	4,702,100
Petrobras International Finance Co., 5.875%, 3/1/2018		5,000,000	5,356,765
Petroleos Mexicanos, 3.5%, 7/18/2018 (b)		12,000,000	12,150,000
Rosneft Finance SA:
144A, 6.625%, 3/20/2017		4,000,000	4,390,000
Series 2, 144A, 7.5%, 7/18/2016		6,000,000	6,705,000
Transocean, Inc.:
2.5%, 10/15/2017		2,000,000	2,005,368
4.95%, 11/15/2015		5,000,000	5,364,000
Whiting Petroleum Corp., 6.5%, 10/1/2018		45,000	47,363
			79,084,666
Financials 22.3%
Abbey National Treasury Services PLC:
3.05%, 8/23/2018		3,220,000	3,271,295
144A, 3.875%, 11/10/2014		5,950,000	6,139,454
Akbank TAS, 144A, 3.875%, 10/24/2017		2,750,000	2,674,375
Ally Financial, Inc., 8.3%, 2/12/2015		1,000,000	1,077,500
American International Group, Inc.:
3.8%, 3/22/2017		4,120,000	4,381,665
Series G, 5.85%, 1/16/2018		2,500,000	2,842,693
American Tower Corp.:
(REIT), 3.4%, 2/15/2019		7,235,000	7,150,994
(REIT), 4.625%, 4/1/2015		3,530,000	3,688,423
Asian Development Bank, 1.125%, 3/15/2017		7,000,000	7,033,600
Australia & New Zealand Banking Group Ltd., 144A, 1.0%, 10/6/2015		6,665,000	6,700,265
Banco Bradesco SA, 144A, 2.363%**, 5/16/2014		11,485,000	11,543,792
Banco de Bogota SA, 144A, 5.0%, 1/15/2017		5,000,000	5,168,750
Banco de Credito e Inversiones, 144A, 3.0%, 9/13/2017		2,000,000	1,986,026
Banco del Estado de Chile, 2.03%, 4/2/2015		7,000,000	7,128,226
Banco do Brasil SA, 3.875%, 1/23/2017		5,000,000	5,075,000
Banco do Nordeste do Brasil SA, 144A, 3.625%, 11/9/2015		2,150,000	2,182,250
Banco Santander Brasil SA:
144A, 4.625%, 2/13/2017		3,000,000	3,090,000
144A, 8.0%, 3/18/2016	BRL	4,700,000	1,961,603
Bangkok Bank PCL, 144A, 3.3%, 10/3/2018 (c)		10,000,000	9,976,201
Bank of India, 144A, 3.625%, 9/21/2018		3,000,000	2,839,800
Bank of Nova Scotia, 144A, 1.95%, 1/30/2017 (b)		10,570,000	10,843,763
Barclays Bank PLC, 144A, 2.5%, 9/21/2015 (b)		8,360,000	8,639,182
BB&T Corp., 0.964%**, 4/28/2014		5,000,000	5,015,435
BBVA Banco Continental SA, 144A, 2.25%, 7/29/2016		7,006,000	6,830,850
BBVA Bancomer SA, 144A, 4.5%, 3/10/2016		5,000,000	5,225,000
BBVA U.S. Senior SAU, 4.664%, 10/9/2015		6,950,000	7,236,347
BNP Paribas SA:
2.375%, 9/14/2017		2,460,000	2,493,210
2.7%, 8/20/2018		4,235,000	4,283,436
3.003%**, 12/20/2014		4,647,000	4,790,611
Caixa Economica Federal:
144A, 2.375%, 11/6/2017		2,000,000	1,870,000
144A, 4.5%, 10/3/2018 (c)		6,000,000	5,959,200
Capital One Financial Corp., 7.375%, 5/23/2014		6,460,000	6,734,970
Charles Schwab Corp., 2.2%, 7/25/2018		3,060,000	3,086,132
Citigroup, Inc., 2.5%, 9/26/2018		7,585,000	7,542,873
Commonwealth Bank of Australia, 144A, 1.498%**, 3/31/2017		14,000,000	14,047,628
Credit Agricole SA, 144A, 2.125%, 4/17/2018 (b)		4,000,000	3,959,812
Development Bank of Kazakhstan JSC, 144A, 5.5%, 12/20/2015		5,000,000	5,250,000
DnB Boligkreditt AS, 144A, 2.1%, 10/14/2015		9,000,000	9,246,600
Encana Holdings Finance Corp., 5.8%, 5/1/2014		6,238,000	6,418,977
Export-Import Bank of Korea, 2.875%, 9/17/2018		7,000,000	7,043,582
General Electric Capital Corp., 5.0%, 5/15/2016		7,600,000	8,216,672
Grupo Aval Ltd., 144A, 5.25%, 2/1/2017 (b)		9,000,000	9,315,000
Health Care REIT, Inc., (REIT), 3.625%, 3/15/2016		3,742,000	3,924,815
Hospitality Properties Trust, (REIT), 7.875%, 8/15/2014		6,280,000	6,441,421
HSBC U.S.A., Inc., 2.625%, 9/24/2018 (b)		4,365,000	4,423,168
Hyundai Capital Services, Inc., 144A, 6.0%, 5/5/2015		7,500,000	8,005,312
ICICI Bank Ltd., 144A, 4.75%, 11/25/2016		1,840,000	1,873,519
Intesa Sanpaolo SpA, 3.875%, 1/16/2018		5,365,000	5,274,358
IPIC GMTN Ltd., 144A, 3.75%, 3/1/2017		3,225,000	3,410,437
Jefferies Group LLC, 5.125%, 4/13/2018		3,000,000	3,219,726
Korea Finance Corp., 2.875%, 8/22/2018		5,000,000	5,021,565
Macquarie Bank Ltd., 144A, 3.45%, 7/27/2015		5,775,000	5,987,982
Morgan Stanley, 6.0%, 5/13/2014		3,750,000	3,864,082
Murray Street Investment Trust I, 4.647%, 3/9/2017		9,500,000	10,131,712
National Agricultural Cooperative Federation, 144A, 4.25%, 1/28/2016		4,265,000	4,502,778
National Australia Bank Ltd., 144A, 2.0%, 6/20/2017		8,000,000	8,151,200
Nomura Holdings, Inc.:
2.0%, 9/13/2016		2,965,000	2,973,960
5.0%, 3/4/2015		2,440,000	2,563,896
ProLogis LP, (REIT), 2.75%, 2/15/2019		5,910,000	5,907,075
Prudential Financial, Inc., 6.2%, 1/15/2015		2,770,000	2,957,427
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018		1,370,000	1,334,695
Royal Bank of Scotland PLC, 144A, 4.875%, 8/25/2014		4,000,000	4,140,852
Skandinaviska Enskilda Banken AB, 144A, 1.75%, 3/19/2018		1,165,000	1,141,024
SLM Corp., 3.875%, 9/10/2015		1,500,000	1,530,000
Societe Generale SA, 2.625%, 10/1/2018 (c)		4,445,000	4,454,392
Sumitomo Mitsui Banking Corp., 2.5%, 7/19/2018		715,000	723,407
Svenska Handelsbanken AB, 2.5%, 1/25/2019		7,500,000	7,529,985
Swedbank AB, 144A, 1.75%, 3/12/2018		1,875,000	1,843,613
Tanner Servicios Financieros SA, 144A, 4.375%, 3/13/2018 (b)		3,000,000	2,835,681
The Goldman Sachs Group, Inc., 6.0%, 5/1/2014		2,825,000	2,912,759
Turkiye Halk Bankasi AS, 144A, 4.875%, 7/19/2017 (b)		2,000,000	2,000,000
Turkiye Is Bankasi, 144A, 3.875%, 11/7/2017		5,000,000	4,793,750
Turkiye Vakiflar Bankasi Tao, 144A, 5.75%, 4/24/2017		2,000,000	2,035,000
UBS AG, 144A, 2.25%, 3/30/2017		6,665,000	6,867,236
Union Bank NA, 2.625%, 9/26/2018		3,300,000	3,331,149
Westpac Banking Corp., 144A, 1.375%, 7/17/2015		11,475,000	11,624,175
Woori Bank Co., Ltd., 144A, 2.875%, 10/2/2018 (c)		10,000,000	9,960,127
Yapi ve Kredi Bankasi AS, 144A, 6.75%, 2/8/2017		3,500,000	3,662,750
			401,316,220
Health Care 1.2%
AbbVie, Inc., 1.75%, 11/6/2017		8,135,000	8,068,212
Actavis, Inc., 1.875%, 10/1/2017		1,050,000	1,043,402
Genzyme Corp., 3.625%, 6/15/2015		4,690,000	4,925,100
HCA, Inc., 7.25%, 9/15/2020		850,000	924,375
Laboratory Corp. of America Holdings, 2.2%, 8/23/2017		2,640,000	2,640,990
Mallinckrodt International Finance SA, 144A, 3.5%, 4/15/2018		640,000	629,720
Ventas Realty LP, 1.55%, 9/26/2016		2,740,000	2,743,669
			20,975,468
Industrials 1.3%
Andrade Gutierrez International SA, 144A, 4.0%, 4/30/2018 (b)		3,000,000	2,820,000
BAE Systems Holdings, Inc., 144A, 4.95%, 6/1/2014		4,615,000	4,732,438
BE Aerospace, Inc., 6.875%, 10/1/2020 (b)		315,000	344,138
Burlington Northern Santa Fe LLC, 7.0%, 2/1/2014		5,600,000	5,713,809
Cemex Finance LLC, 144A, 9.5%, 12/14/2016		986,000	1,046,392
Hutchison Whampoa International 12 II Ltd., 144A, 2.0%, 11/8/2017		500,000	494,170
Ingersoll-Rand Global Holding Co., Ltd., 144A, 2.875%, 1/15/2019		500,000	498,408
Total System Services, Inc., 2.375%, 6/1/2018		840,000	819,464
Transnet SOC Ltd., 144A, 4.5%, 2/10/2016		6,500,000	6,703,125
United Rentals North America, Inc.:
5.75%, 7/15/2018		70,000	73,500
9.25%, 12/15/2019		380,000	425,600
			23,671,044
Information Technology 0.4%
Jabil Circuit, Inc., 7.75%, 7/15/2016		245,000	277,462
NXP BV, 144A, 3.5%, 9/15/2016		200,000	202,000
Tencent Holdings Ltd., 144A, 3.375%, 3/5/2018 (b)		6,000,000	6,070,170
			6,549,632
Materials 2.0%
Anglo American Capital PLC:
144A, 2.625%, 9/27/2017		3,635,000	3,569,468
144A, 9.375%, 4/8/2014		4,690,000	4,885,995
Ashland, Inc., 3.0%, 3/15/2016		180,000	182,250
Ball Corp., 6.75%, 9/15/2020		850,000	919,063
Barrick Gold Corp., 2.5%, 5/1/2018 (b)		950,000	905,872
CF Industries, Inc., 6.875%, 5/1/2018 (b)		3,000,000	3,524,616
Clearwater Paper Corp., 7.125%, 11/1/2018		75,000	80,625
Evraz Group SA, 144A, 7.4%, 4/24/2017		1,500,000	1,533,750
Goldcorp, Inc., 2.125%, 3/15/2018		1,490,000	1,451,869
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		850,000	956,250
Rio Tinto Finance (U.S.A.) PLC, 2.25%, 12/14/2018		4,010,000	3,953,728
Southern Copper Corp., 6.375%, 7/27/2015		2,000,000	2,165,578
Teck Resources Ltd., 2.5%, 2/1/2018 (b)		2,770,000	2,740,801
Xstrata Finance Canada Ltd., 144A, 3.6%, 1/15/2017		9,000,000	9,304,110
			36,173,975
Telecommunication Services 1.9%
Cincinnati Bell, Inc., 8.25%, 10/15/2017		25,000	26,050
Crown Castle Towers LLC, 144A, 3.214%, 8/15/2015		5,440,000	5,548,359
Digicel Ltd., 144A, 8.25%, 9/1/2017		300,000	310,875
Frontier Communications Corp., 8.125%, 10/1/2018		850,000	943,500
GTP Acquisition Partners I LLC, "C", 144A, 4.347%, 6/15/2016		5,590,000	5,911,302
Intelsat Jackson Holdings SA, 8.5%, 11/1/2019		320,000	348,000
MetroPCS Wireless, Inc., 7.875%, 9/1/2018		60,000	64,875
Telecom Italia Capital SA, 6.175%, 6/18/2014		2,047,000	2,106,840
Telefonica Emisiones SAU, 6.421%, 6/20/2016		5,000,000	5,493,960
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		460,000	487,600
Verizon Communications, Inc., 3.65%, 9/14/2018		9,800,000	10,326,191
VimpelCom Holdings BV, 144A, 6.255%, 3/1/2017		2,275,000	2,394,438
Virgin Media Secured Finance PLC, 6.5%, 1/15/2018		280,000	291,550
			34,253,540
Utilities 2.8%
Abu Dhabi National Energy Co., 144A, 6.165%, 10/25/2017		5,785,000	6,565,975
AES Corp.:
7.75%, 10/15/2015		214,000	237,540
8.0%, 6/1/2020		40,000	45,600
Ameren Corp., 8.875%, 5/15/2014		2,468,000	2,586,456
Consolidated Edison Co. of New York, Inc., 5.55%, 4/1/2014 (b)		7,020,000	7,190,488
DTE Energy Co., 7.625%, 5/15/2014		3,460,000	3,607,296
Dubai Electricity & Water Authority, 144A, 8.5%, 4/22/2015		5,000,000	5,487,500
Duke Energy Corp., 6.3%, 2/1/2014		4,890,000	4,980,568
Iberdrola Finance Ireland Ltd., 144A, 3.8%, 9/11/2014		3,840,000	3,931,538
Korea Gas Corp., 144A, 2.875%, 7/29/2018		5,000,000	4,989,915
Korea Hydro & Nuclear Power Co., Ltd., 144A, 3.125%, 9/16/2015		5,500,000	5,678,376
Sempra Energy, 8.9%, 11/15/2013		5,000,000	5,047,985
			50,349,237
Total Corporate Bonds (Cost $718,058,255)			730,221,661

Mortgage-Backed Securities Pass-Throughs 3.5%
Federal Home Loan Mortgage Corp., 3.0%, 4/1/2027		4,129,681	4,274,381
Federal National Mortgage Association:
3.0%, with various maturities from 5/1/2027 until 6/1/2027		46,842,283	48,569,181
4.5%, 4/1/2023		1,459,527	1,554,225
5.0%, 9/1/2023		1,110,435	1,187,185
Government National Mortgage Association:
4.5%, 10/20/2040		1,870,312	1,989,398
6.0%, with various maturities from 1/15/2022 until 7/20/2038		1,633,624	1,775,115
6.5%, with various maturities from 8/20/2038 until 2/20/2039		2,730,203	2,963,122
9.5%, with various maturities from 12/15/2016 until 7/15/2020		794	905
Total Mortgage-Backed Securities Pass-Throughs (Cost $63,024,349)			62,313,512

Asset-Backed 5.1%
Automobile Receivables 0.6%
AmeriCredit Automobile Receivables Trust:
"D", Series 2011-2, 4.0%, 5/8/2017		4,900,000	5,083,177
"D", Series 2011-1, 4.26%, 2/8/2017		5,500,000	5,733,469
			10,816,646
Credit Card Receivables 1.6%
Citi Holdings Liquidating Unrated Performing Assets, "A", Series 2013-VM, 144A, 3.326%, 8/15/2020		7,201,032	7,201,032
Citibank Omni Master Trust:
"A17", Series 2009-A17, 144A, 4.9%, 11/15/2018		12,811,000	13,411,567
"A13", Series 2009-A13, 144A, 5.35%, 8/15/2018		7,569,000	7,882,682
			28,495,281
Home Equity Loans 2.2%
Ameriquest Mortgage Securities, Inc., "A6", Series 2003-5, 4.314%**, 4/25/2033		507,048	506,999
C-Bass CBO Resecuritization, "D2", 7.25%, 6/1/2032		1,460,068	350,416
Countrywide Home Equity Loan Trust, "2A", Series 2006-I, 0.322%**, 1/15/2037		5,346,079	4,627,651
Credit-Based Asset Servicing and Securitization LLC, "AF2", Series 2006-CB2, 3.971%**, 12/25/2036		3,124,905	2,026,416
First Alliance Mortgage Loan Trust, "A1", Series 1999-4, 8.02%, 3/20/2031		41,368	42,825
First Franklin Mortgage Loan Asset Backed Certificates, "A2B", Series 2005-FF12, 0.444%**, 11/25/2036		4,436,187	4,273,556
GMAC Mortgage Corp. Loan Trust, "A5", Series 2003-HE2, 4.59%, 4/25/2033		470,403	467,843
Home Loan Trust, "A7", Series 2001-HI4, 7.24%, 10/25/2026		2,882,333	2,739,320
IMC Home Equity Loan Trust, "A8", Series 1998-3, 6.84%**, 8/20/2029		29,019	28,726
Merrill Lynch Mortgage Investors Trust, "A2C", Series 2005-HE2, 0.554%**, 9/25/2036		6,386,349	6,183,831
NovaStar Mortgage Funding Trust, "M3", Series 2004-3, 1.229%**, 12/25/2034		4,642,747	4,567,275
Park Place Securities, Inc., "M2", Series 2004-WHQ2, 1.129%**, 2/25/2035		8,269,628	8,137,892
PennyMac Loan Trust, "A", Series 2012-NPL1, 144A, 3.422%, 5/28/2052		3,921,593	3,885,595
Residential Asset Securities Corp., "AI4", Series 2003-KS9, 4.53%, 8/25/2031		1,902,835	1,906,888
			39,745,233
Manufactured Housing Receivables 0.1%
Lehman ABS Manufactured Housing Contract Trust, "A6", Series 2001-B, 6.467%, 4/15/2040		850,115	917,360
Miscellaneous 0.2%
GoldenTree Loan Opportunities III Ltd., "C", Series 2007-3A, 144A, 1.515%**, 5/1/2022		4,750,000	4,374,850
Student Loans 0.3%
SLM Student Loan Trust, "A6", Series 2004-1, 144A, 1.016%**, 7/25/2039		5,500,000	5,153,148
Utilities 0.1%
CenterPoint Energy Transition Bond Co., LLC, "A1", Series 2009-1, 1.833%, 2/15/2016		1,664,764	1,683,256
Total Asset-Backed (Cost $92,087,955)			91,185,774

Commercial Mortgage-Backed Securities 10.4%
Banc of America Commercial Mortgage Trust, "AM", Series 2006-3, 6.055%**, 7/10/2044		6,250,000	6,420,362
Banc of America Large Loan, Inc., "HLTN", Series 2010-HLTN, 144A, 2.482%**, 11/15/2015		8,835,291	8,849,463
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
"A2", Series 2005-3, 4.501%, 7/10/2043		757,762	760,757
"B", Series 2005-2, 5.291%**, 7/10/2043		5,000,000	5,229,255
Bayview Commercial Asset Trust, "SIO", Series 2007-1, 144A, Interest Only, 4.005%***, 3/25/2037		36,640,022	641,439
Bear Stearns Commercial Mortgage Securities:
"A3", Series 2005-PWR7, 5.116%, 2/11/2041		10,623,000	11,107,791
"A4", Series 2005-PW10, 5.405%, 12/11/2040		9,000,000	9,612,180
Citigroup/Deutsche Bank Commercial Mortgage Trust, "A2B", Series 2007-CD4, 5.205%, 12/11/2049		522,922	523,268
Commercial Mortgage Trust:
"A3", Series 2005-GG3, 4.569%, 8/10/2042		2,025,928	2,024,164
"A2", Series 2007-GG9, 5.381%, 3/10/2039		5,308,531	5,439,567
"AAB", Series 2007-GG9, 5.441%, 3/10/2039		2,765,313	2,870,672
Credit Suisse First Boston Mortgage Securities Corp.:
"A6", Series 2004-C4, 4.691%, 10/15/2039		6,089,036	6,232,884
"D", Series 2004-C1, 144A, 4.956%, 1/15/2037		4,000,000	4,016,100
"A4", Series 2005-C1, 5.014%, 2/15/2038		8,891,711	9,204,877
"B", Series 2005-C5, 5.1%, 8/15/2038		3,500,000	3,643,244
Credit Suisse Mortgage Capital Certificates, "A1", Series 2007-TF2A , 144A, 0.362%**, 4/15/2022		2,147,556	2,117,931
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.183%**, 3/15/2018		1,770,000	1,777,788
GE Capital Commercial Mortgage Corp., "A4", Series 2004-C3, 5.189%, 7/10/2039		7,253,452	7,429,080
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4B", Series 2005-LDP3, 4.996%, 8/15/2042		3,500,000	3,680,400
"AM", Series 2005-LDP4, 4.999%, 10/15/2042		3,287,500	3,499,310
"A4", Series 2006-CB14, 5.481%, 12/12/2044		9,380,000	10,088,650
"AM", Series 2006-CB16, 5.593%, 5/12/2045		1,500,000	1,632,705
"A4", Series 2006-LDP7, 6.056%**, 4/15/2045		9,380,000	10,303,921
"F", Series 2003-ML1A, 144A, 6.103%**, 3/12/2039		609,019	609,097
LB-UBS Commercial Mortgage Trust:
"A4", Series 2005-C5, 4.954%, 9/15/2030		10,780,000	11,383,270
"AM", Series 2005-C5, 5.017%, 9/15/2040		9,380,000	10,008,741
"A3", Series 2004-C4, 5.56%**, 6/15/2029		887,817	898,035
"E", Series 2000-C5, 7.29%, 12/15/2032		4,000,000	4,005,648
Morgan Stanley Capital I Trust, "A4B", Series 2005-IQ10, 5.284%, 9/15/2042		9,380,000	9,928,749
Morgan Stanley Reremic Trust, "A4B", Series 2010-GG10, 144A, 5.993%**, 8/15/2045		13,500,000	14,809,554
SMA Issuer I LLC, "A", Series 2012-LV1, 144A, 3.5%, 8/20/2025		465,325	466,075
Wachovia Bank Commercial Mortgage Trust:
"B", Series 2005-C17, 5.287%, 3/15/2042		2,000,000	2,099,290
"A4", Series 2005-C22, 5.465%**, 12/15/2044		9,380,000	10,033,176
"A2", Series 2007-C32, 5.931%**, 6/15/2049		2,626,605	2,698,235
WFRBS Commercial Mortgage Trust, "A1", Series 2012-C8, 0.864%, 8/15/2045		3,831,678	3,800,320
Total Commercial Mortgage-Backed Securities (Cost $189,179,498)			187,845,998

Collateralized Mortgage Obligations 4.3%
Adjustable Rate Mortgage Trust:
"9A12", Series 2004-1, 1.119%**, 1/25/2035		1,607,293	1,595,544
"5A12", Series 2004-4, 1.144%**, 3/25/2035		68,097	68,128
"7A12", Series 2004-2, 1.184%**, 2/25/2035		1,242,462	1,239,030
Banc of America Alternative Loan Trust, "1A1", Series 2003-7, 5.5%, 9/25/2033		832,774	838,492
Banc of America Funding Corp., "1A1", Series 2008-R2, 144A, 6.0%, 9/25/2037		1,464,921	1,500,663
Banc of America Mortgage Securities, Inc.:
"1A3", Series 2002-K, 2.747%**, 10/20/2032		96,663	97,735
"2A3", Series 2005-J, 3.105%**, 11/25/2035		795,892	726,300
"2A8", Series 2003-J, 3.178%**, 11/25/2033		1,227,521	1,234,120
"A15", Series 2006-2, 6.0%, 7/25/2046		59,617	53,879
Bear Stearns Adjustable Rate Mortgage Trust, "5A", Series 2003-8, 3.945%**, 1/25/2034		2,218,241	2,146,620
Chase Mortgage Finance Corp., "A25", Series 2005-S2, 5.5%, 10/25/2035		45,721	45,519
Citicorp Mortgage Securities, Inc., "3A1", Series 2005-4, 5.0%, 7/25/2035		240,355	239,388
Citigroup Mortgage Loan Trust, Inc., "8A1", Series 2009-5, 144A, 6.0%, 6/25/2036		1,085,865	1,110,474
Countrywide Home Loan Mortgage Pass Through Trust, "1A7", Series 2005-6, 5.0%, 4/25/2035		15,366	15,292
Credit Suisse First Boston Mortgage Securities Corp., "5A1", Series 2004-7, 5.0%, 10/25/2019		3,352,971	3,391,074
Credit Suisse Mortgage Capital Certificates, "A1", Series 2011-7R, 144A, 1.434%**, 8/28/2047		3,305,138	3,294,555
FDIC Structured Sale Guaranteed Notes, "1A", Series 2010-S1, 144A, 0.73%**, 2/25/2048		1,365,198	1,366,977
Federal Home Loan Mortgage Corp.:
"PT", Series 3586, 2.756%**, 2/15/2038		1,772,948	1,796,779
"BZ", Series 4030, 4.0%, 4/15/2042		104,538	104,588
"BT", Series 2448, 6.0%, 5/15/2017		831	867
Federal National Mortgage Association:
"EI", Series 2010-41, Interest Only, 4.0%, 3/25/2024		561,989	17,018
"1A6", Series 2007-W8, 6.46%**, 9/25/2037		3,814,175	4,327,749
"Z", Series G92-61, 7.0%, 10/25/2022		396,527	447,760
Government National Mortgage Association:
"AB", Series 2008-30, 4.2%, 2/20/2037		1,118,678	1,135,176
"NI", Series 2010-166, Interest Only, 4.5%, 4/20/2039		3,758,494	649,000
"IB", Series 2010-105, Interest Only, 4.5%, 1/16/2040		4,976,668	773,638
"PI", Series 2010-166, Interest Only, 5.0%, 4/16/2040		5,841,791	1,058,063
"IO", Series 2008-7, Interest Only, 5.5%, 3/20/2037		2,232,330	383,593
GSR Mortgage Loan Trust:
"2A2", Series 2006-AR1, 2.796%**, 1/25/2036		273,946	273,611
"3A15", Series 2005-6F, 5.5%, 7/25/2035		36,596	36,505
JPMorgan Mortgage Trust, "6A1", Series 2005-A6, 2.75%**, 8/25/2035		3,702,372	3,677,518
Lehman Mortgage Trust, "2A2", Series 2006-2, 5.75%, 4/25/2036		1,673,803	1,682,463
MASTR Adjustable Rate Mortgages Trust, "12A2", Series 2007-3, 0.379%**, 5/25/2047		8,618,738	8,444,579
MASTR Asset Securitization Trust:
"8A4", Series 2003-4, 4.75%, 5/25/2018		563,708	570,153
"3A2", Series 2003-1, 5.0%, 2/25/2018		849,884	877,118
Morgan Stanley Mortgage Loan Trust, "5A2", Series 2006-8AR, 2.262%**, 6/25/2036		2,546,920	2,491,196
Prudential Home Mortgage Securities Co., Inc., "4B", Series 1994-A, 6.73%**, 4/28/2024		5,913	5,161
Residential Accredit Loans, Inc.:
"NB4", Series 2003-QS19, 4.75%, 10/25/2033		784,854	810,308
"A1", Series 2003-QS18, 5.0%, 9/25/2018		1,463,571	1,503,973
Residential Asset Mortgage Products, Inc.:
"A5", Series 2005-SL1, 6.5%, 5/25/2032		1,413,266	1,427,177
"A3", Series 2004-SL3, 7.5%, 12/25/2031		922,807	953,746
Residential Funding Mortgage Securities I, "A1", Series 2005-S3, 4.75%, 3/25/2020		7,053,783	7,185,893
Vericrest Opportunity Loan Transferee, "M1", Series 2012-NL3A, 144A, 5.0%, 11/25/2060		5,000,000	4,969,290
Washington Mutual Mortgage Pass-Through Certificates Trust:
"A5", Series 2005-AR5, 2.411%**, 5/25/2035		4,007,606	3,992,670
"2A3", Series 2003-S6, 4.75%, 7/25/2018		891,156	918,368
"A9", Series 2003-S9, 5.25%, 10/25/2033		1,538,076	1,603,506
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, "3A1", Series 2003-MS2, 5.0%, 3/25/2018		2,055,550	2,094,421
Wells Fargo Mortgage Backed Securities Trust, "2A6", Series 2005-11, 5.5%, 11/25/2035		4,497,724	4,468,669
Total Collateralized Mortgage Obligations (Cost $76,893,602)			77,644,346

Government & Agency Obligations 30.2%
Other Government Related (d) 7.0%
AK Transneft OJSC, 144A, 8.7%, 8/7/2018		3,000,000	3,622,500
Bank of Moscow, 144A, 6.699%, 3/11/2015		5,000,000	5,264,400
Bank of Moscow OJSC, 6.02%, 5/10/2017		3,500,000	3,600,800
Dexia Credit Local, 144A, 2.75%, 1/10/2014		7,700,000	7,745,014
Eksportfinans ASA, 3.0%, 11/17/2014		7,500,000	7,500,000
Export-Import Bank of Korea, 4.125%, 9/9/2015		6,857,000	7,233,086
Gazprom OAO, 144A, 8.146%, 4/11/2018		9,000,000	10,429,200
Japan Finance Corp., 2.25%, 7/13/2016		10,000,000	10,376,790
Korea Development Bank, 4.0%, 9/9/2016		3,138,000	3,345,067
Network Rail Infrastructure Finance PLC, 144A, 0.875%, 1/20/2015		7,715,000	7,768,365
Qatari Diar Finance Co., 144A, 3.5%, 7/21/2015		9,250,000	9,637,760
Rosneft Oil Co., 144A, 3.149%, 3/6/2017		10,000,000	10,000,000
Russian Agricultural Bank OJSC, 144A, 5.1%, 7/25/2018		6,800,000	6,893,500
Russian Railways, 5.739%, 4/3/2017		6,500,000	6,938,750
Sberbank of Russia, 144A, 4.95%, 2/7/2017		5,000,000	5,262,500
Svensk Exportkredit AB, 2.125%, 7/13/2016		9,185,000	9,514,741
VTB Bank OJSC:
144A, 6.0%, 4/12/2017		5,000,000	5,262,500
144A, 6.875%, 5/29/2018		5,000,000	5,375,000
			125,769,973
Sovereign Bonds 1.8%
Hazine Mustesarligi Varlik Kiralama AS, 144A, 2.803%, 3/26/2018		5,400,000	5,096,250
Korea Housing Finance Corp., 144A, 4.125%, 12/15/2015		9,380,000	9,899,296
Republic of Croatia, 144A, 6.25%, 4/27/2017		2,000,000	2,101,640
Republic of Indonesia, 144A, 7.5%, 1/15/2016		9,000,000	9,911,250
Republic of Slovenia, 144A, 4.75%, 5/10/2018		5,000,000	4,812,500
			31,820,936
U.S. Government Sponsored Agencies 4.1%
Federal Home Loan Bank:
0.375%, 1/29/2014		10,000,000	10,008,359
1.0%, 6/21/2017		14,220,000	14,206,726
Federal Home Loan Mortgage Corp.:
0.375%, 2/27/2014		20,000,000	20,016,964
1.0%, 8/27/2014		30,000,000	30,225,339
			74,457,388
U.S. Treasury Obligations 17.3%
U.S. Treasury Bill, 0.036%****, 2/13/2014 (e)		992,000	991,944
U.S. Treasury Notes:
0.75%, 6/15/2014		61,000,000	61,281,149
0.75%, 3/31/2018		2,150,000	2,104,313
0.875%, 12/31/2016		51,000,000	51,175,338
0.875%, 1/31/2017		25,000,000	25,060,550
1.375%, 9/30/2018		90,000,000	89,936,730
1.5%, 8/31/2018 (b)		75,000,000	75,498,075
1.875%, 6/30/2015		4,040,000	4,151,730
			310,199,829
Total Government & Agency Obligations (Cost $540,392,887)			542,248,126

Loan Participations and Assignments 2.2%
Senior Loans**
American Petroleum Tankers LLC, Term Loan B, 4.75%, 10/2/2019		460,185	463,061
Asurion LLC, Term Loan B1, 4.5%, 5/24/2019		732,560	727,179
Attachmate Corp., First Lien Term Loan, 7.25%, 11/22/2017		894,728	898,088
Autoparts Holdings Ltd., First Lien Term Loan, 6.5%, 7/28/2017		964,483	949,114
Avaya, Inc., Term Loan B3, 4.762%, 10/26/2017		980,922	880,554
Blue Coat Systems, Inc., Term Loan, 4.5%, 5/31/2019		496,250	498,937
Buffalo Gulf Coast Terminals LLC, Term Loan, 5.25%, 10/31/2017		985,025	994,875
Burlington Coat Factory Warehouse Corp., Term Loan B2, 4.25%, 2/23/2017		876,351	879,418
California Pizza Kitchen, Inc., Term Loan, 5.25%, 3/29/2018		498,750	497,349
Capital Automotive LP, Term Loan B, 4.0%, 4/10/2019		766,892	769,288
Chesapeake Energy Corp., Term Loan, 5.75%, 12/1/2017		1,000,000	1,019,375
Clearwater Seafoods LP, Term Loan B, 5.75%, 6/24/2019		433,333	435,500
ClientLogic Corp., Term Loan, 7.019%, 1/30/2017		1,210,338	1,208,443
Coach America Holdings, Inc.:
First Lien Term Loan, LIBOR Plus 1.5%, 4/18/2014*		605,042	18,151
Letter of Credit, LIBOR Plus 4.25%, 4/21/2014*		127,584	3,828
Cooper Gay Swett & Crawford Ltd., First Lien Term Loan, 5.0%, 4/16/2020		498,750	497,503
Crown Media Holdings, Inc., Term Loan B, 4.0%, 7/14/2018		371,762	371,836
Earthbound Holdings III LLC, Term Loan B, 5.75%, 12/21/2016		492,411	493,396
EMI Music Publishing Ltd., Term Loan B, 4.25%, 6/29/2018		500,000	499,793
Essential Power LLC, Term Loan B, 4.25%, 8/8/2019		954,665	961,228
Evergreen Acqco 1 LP, Term Loan, 5.0%, 7/9/2019		495,000	498,713
Fairmount Minerals Ltd., Term Loan B2, 5.0%, 9/5/2019		500,000	501,748
Fairway Group Acquisition Co., Term Loan, 5.0%, 8/17/2018		994,987	1,001,211
First Data Corp., Term Loan, 4.18%, 3/24/2017		152,818	151,736
Global Tel*Link Corp., First Lien Term Loan, 5.0%, 5/22/2020		442,440	436,909
IG Investment Holdings LLC, First Lien Term Loan, 6.0%, 10/31/2019		992,500	997,462
Ineos U.S. Finance LLC, 6 Year Term Loan, 4.0%, 5/4/2018		490,179	485,415
Istar Financial, Inc., Term Loan, 4.5%, 10/16/2017		2,027,570	2,035,680
JBS U.S.A. Holdings, Inc., Term Loan, 3.75%, 9/18/2020		500,000	495,625
JC Penney Corp., Inc., First Lien Term Loan, 6.0%, 5/22/2018		748,125	727,806
Kasima LLC, Term Loan B, 3.25%, 5/17/2021		1,000,000	994,065
La Frontera Generation LLC, Term Loan, 4.5%, 9/30/2020		936,630	940,845
Language Line LLC, Second Lien Term Loan, 10.5%, 12/20/2016		400,000	395,832
LSP Madison Funding LLC, Term Loan, 5.5%, 6/28/2019		492,366	497,600
Media Holdco LP, Term Loan B, 7.25%, 7/24/2018		496,250	498,731
MModal, Inc., Term Loan B, 7.5%, 8/15/2019		477,079	465,946
Monitronics International, Inc., Term Loan B, 4.25%, 3/23/2018		985,043	985,658
Noranda Aluminum Acquisition Corp., Term Loan B, 5.75%, 2/28/2019		492,500	464,181
North American Breweries Holdings LLC, Term Loan B, 7.5%, 12/11/2018		494,995	498,708
NPC International, Inc., Term Loan B, 4.5%, 12/28/2018		490,833	493,697
Quikrete Companies, Inc., First Lien Term Loan, 3.0%, 9/25/2020		500,000	500,760
Remy International, Inc., Term Loan B, 4.25%, 3/5/2020		474,710	476,789
Rexnord LLC, First Lien Term Loan B, 4.0%, 8/20/2020		416,911	412,638
Reynolds Group Holdings, Inc., Term Loan, 4.75%, 9/28/2018		1,485,000	1,490,977
Sabre, Inc., Term Loan B2, 4.5%, 2/19/2019		500,000	498,125
Samson Investment Co., Second Lien Term Loan, 6.0%, 9/25/2018		1,000,000	1,002,970
Six3 Systems, Inc., Term Loan B, 7.0%, 10/4/2019		496,250	506,175
Sorenson Communications, Inc., First Lien Term Loan, 9.5%, 10/31/2014		497,500	502,972
Star West Generation LLC, Term Loan B, 4.25%, 3/13/2020		746,250	750,914
SurveyMonkey.com LLC, Term Loan B, 5.5%, 2/5/2019		497,500	501,231
Tallgrass Operations LLC, Term Loan, 5.25%, 11/13/2018		535,357	541,715
Tank Holding Corp., Term Loan, 4.25%, 7/9/2019		475,476	474,485
Tempur-Pedic International, Inc., Term Loan B, 3.5%, 3/18/2020		509,732	506,100
Toys 'R' Us-Delaware, Inc., Term Loan B2, 5.25%, 5/25/2018		949,169	899,935
TriNet Group, Inc., Term Loan B1, 4.0%, 8/12/2016		500,000	500,938
Tube City IMS Corp., Term Loan, 6.0%, 3/20/2019		985,056	986,903
Vantage Specialty Chemicals, Inc., Term Loan B, 5.0%, 2/10/2018		985,000	989,925
WESCO Distribution, Inc., Term Loan B, 4.5%, 12/12/2019		489,107	491,492
Zayo Group LLC, Term Loan B, 4.5%, 7/2/2019		494,987	496,057
Total Loan Participations and Assignments (Cost $39,676,087)			39,165,585

Convertible Bond 0.0%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 3/31/2015 (PIK) (Cost $63,426)		63,145	105,446

	Shares	Value ($)

Warrants 0.0%
Materials
GEO Specialty Chemicals, Inc., Expiration Date 3/31/2015* (Cost $0)	5,825	3,691

Securities Lending Collateral 5.8%
Daily Assets Fund Institutional, 0.09% (f) (g) (Cost $103,462,383)	103,462,383	103,462,383

Cash Equivalents 3.1%
Central Cash Management Fund, 0.05% (f)	50,965,826	50,965,826
DWS Variable NAV Money Fund, 0.22% (f)	550,349	5,504,043
Total Cash Equivalents (Cost $56,469,869)		56,469,869

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,879,308,311)†	105.2	1,890,666,391
Other Assets and Liabilities, Net	(5.2)	(92,750,851)
Net Assets	100.0	1,797,915,540

The following table represents senior loans that are in default:
Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Coach America Holdings, Inc.*	LIBOR plus 1.5%%	4/18/2014	USD	605,042	594,299	18,151
Coach America Holdings, Inc.*	LIBOR plus 4.25%	4/21/2014	USD	127,584	125,290	3,828
					719,589	21,979

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of September 30, 2013.

*** These securities are shown at their current rate as of September 30, 2013.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $1,886,159,548. At September 30, 2013, net unrealized appreciation for all securities based on tax cost was $4,506,843. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,229,096 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $17,722,253.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of securities loaned at September 30, 2013 amounted to $101,205,678, which is 5.6% of net assets.

(c) When-issued security.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At September 30, 2013, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CBO: Collateralized Bond Obligation

FDIC: Federal Deposit Insurance Corp.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in kind in the form of additional principal.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REIT: Real Estate Investment Trust

SRO: Spolecnost S Rucenim Omezenim (Limited Liability Company)

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At September 30, 2013, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
2 Year U.S. Treasury Note	USD	12/31/2013	900	198,239,063	56,250

At September 30, 2013, open credit default swap contracts sold were as follows:
Effective/ Expiration Dates	Notional Amount ($) (h)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (i)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
6/22/2009 9/20/2014	12,000,000	1	5.0%	MetLife, Inc., 5.0%, 6/15/2015, A-	588,039	(191,373)	779,412

(h) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(i) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At September 30, 2013, open interest rate swap contracts were as follows:
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
4/14/2014 4/12/2019	160,000,000	2	Fixed — 1.315%	Floating — LIBOR	4,413,424	154,297	4,259,127
4/14/2014 4/12/2019	160,000,000	3	Fixed — 1.315%	Floating — LIBOR	4,413,424	(140,582)	4,554,006
Total unrealized appreciation							8,813,133

Counterparties:

1 JPMorgan Chase Securities, Inc.

2 Nomura International PLC

3 Citigroup, Inc.

Currency Abbreviations
BRL Brazilian Real USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swap contracts and interest rate swap contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (j)
Corporate Bonds	$—	$730,221,661	$—	$730,221,661
Mortgage-Backed Securities Pass-Throughs	—	62,313,512	—	62,313,512
Asset-Backed	—	83,634,326	7,551,448	91,185,774
Commercial Mortgage- Backed Securities	—	187,845,998	—	187,845,998
Collateralized Mortgage Obligations	—	77,644,346	—	77,644,346
Government & Agency Obligations	—	542,248,126	—	542,248,126
Loan Participation and Assignments	—	39,165,585	—	39,165,585
Convertible Bond	—	—	105,446	105,446
Warrants	—	—	3,691	3,691
Short-Term Investments (j)	159,932,252	—	—	159,932,252
Derivatives (k)
Futures Contracts	56,250	—	—	56,250
Credit Default Swap Contracts	—	779,412	—	779,412
Interest Rate Swap Contracts	—	8,813,133	—	8,813,133
Total	$159,988,502	$1,732,666,099	$7,660,585	$1,900,315,186

During the period ended September 30, 2013, the amount of transfers between Level 3 and Level 2 was $8,988,884. Investments were transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

Transfers between price levels are recognized at the beginning of the reporting period.

(j) See Investment Portfolio for additional detailed categorizations.

(k) Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap and interest rate swap contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of September 30, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,719,376,059) — including $101,205,678 of securities loaned	$1,730,734,139
Investment in Daily Assets Fund Institutional (cost $103,462,383)*	103,462,383
Investment in affiliated DWS Funds (cost $56,469,869)	56,469,869
Total investments in securities, at value (cost $1,879,308,311)	1,890,666,391
Cash	211,828
Deposit with broker for futures contracts	25,971
Deposit from broker on swap contracts	10,080,000
Receivable for investments sold	107,951,591
Receivable for Fund shares sold	10,012,805
Interest receivable	11,317,199
Receivable for variation margin on futures contracts	28,853
Unrealized appreciation on swap contracts	9,592,545
Upfront payments paid on swap contracts	154,297
Due from Advisor	33,129
Other assets	53,881
Total assets	2,040,128,490
Liabilities
Foreign cash overdraft, at value (cost $26,011)	26,010
Payable upon return of securities loaned	103,462,383
Payable for investments purchased	91,915,275
Payable for investment purchased — when-issued/delayed delivery securities	30,321,157
Payable for Fund shares redeemed	4,169,929
Payable upon return of deposit for swap contracts	10,080,000
Upfront payments received on swap contracts	331,955
Accrued management fee	521,864
Accrued Trustees' fees	16,774
Other accrued expenses and payables	1,367,603
Total liabilities	242,212,950
Net assets, at value	$1,797,915,540

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2013 (continued)
Net Assets Consist of
Distributions in excess of net investment income	(623,894)
Net unrealized appreciation (depreciation) on: Investments	11,358,080
Swap contracts	9,592,545
Futures	56,250
Foreign currency	13
Accumulated net realized gain (loss)	(137,647,852)
Paid-in capital	1,915,180,398
Net assets, at value	$1,797,915,540
Net Asset Value
Class A Net Asset Value and redemption price per share ($567,783,830 ÷ 61,866,519 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.18
Maximum offering price per share (100 ÷ 97.25 of $9.18)	$9.44
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($337,408 ÷ 36,692 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.20
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($241,076,899 ÷ 26,296,036 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.17
Class S Net Asset Value, offering and redemption price per share ($899,387,489 ÷ 97,734,234 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.20
Institutional Class Net Asset Value, offering and redemption price per share ($89,329,914 ÷ 9,726,358 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.18

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended September 30, 2013
Investment Income
Income: Interest	$54,086,750
Income distributions from affiliated Funds	107,006
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	77,618
Total income	54,271,374
Expenses: Management fee	6,432,687
Administrative service fees	1,781,673
Services to shareholders	2,750,222
Distribution and service fees	4,061,948
Custodian fee	111,444
Professional fees	135,473
Reports to shareholders	141,765
Registration fees	110,616
Trustees' fees and expenses	64,034
Other	131,071
Total expenses before expense reductions	15,720,933
Expense reductions	(907,177)
Total expenses after expense reductions	14,813,756
Net investment income	39,457,618
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	8,218,470
Swap contracts	(6,069,451)
Futures	(1,644,930)
Written options	70,192
Foreign currency	(3,215,657)
(2,641,376)
Change in net unrealized appreciation (depreciation) on: Investments	(28,804,753)
Swap contracts	14,897,629
Futures	(523,482)
Foreign currency	(42,035)
(14,472,641)
Net gain (loss)	(17,114,017)
Net increase (decrease) in net assets resulting from operations	$22,343,601

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$39,457,618	$53,590,120
Net realized gain (loss)	(2,641,376)	10,902,770
Change in net unrealized appreciation (depreciation)	(14,472,641)	34,591,729
Net increase (decrease) in net assets resulting from operations	22,343,601	99,084,619
Distributions to shareholders from: Net investment income: Class A	(14,951,816)	(20,286,340)
Class B	(7,921)	(14,479)
Class C	(4,705,690)	(6,348,279)
Class S	(24,248,185)	(29,294,813)
Institutional Class	(1,183,995)	(1,357,533)
Return of capital: Class A	(992,224)	(2,524,869)
Class B	(526)	(1,802)
Class C	(312,277)	(790,117)
Class S	(1,609,145)	(3,646,079)
Institutional Class	(78,572)	(168,961)
Total distributions	(48,090,351)	(64,433,272)
Fund share transactions: Proceeds from shares sold	590,072,969	295,647,134
Reinvestment of distributions	39,478,809	52,692,340
Cost of shares redeemed	(689,855,494)	(1,042,503,111)
Net increase (decrease) in net assets from Fund share transactions	(60,303,716)	(694,163,637)
Increase (decrease) in net assets	(86,050,466)	(659,512,290)
Net assets at beginning of period	1,883,966,006	2,543,478,296
Net assets at end of period (including distributions in excess of net investment income of $623,894 and $1,251,833, respectively)	$1,797,915,540	$1,883,966,006

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended September 30,
Class A	2013		2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$9.31		$9.17	$9.55	$9.40	$9.34
Income (loss) from investment operations: Net investment incomea	.20		.23	.29	.30	.35
Net realized and unrealized gain (loss)	(.08)		.18	(.33)	.19	.13
Total from investment operations	.12		.41	(.04)	.49	.48
Less distributions from: Net investment income	(.23)		(.24)	(.29)	(.34)	(.30)
Return of capital	(.02)		(.03)	(.05)	—	(.12)
Total distributions	(.25)		(.27)	(.34)	(.34)	(.42)
Net asset value, end of period	$9.18		$9.31	$9.17	$9.55	$9.40
Total Return (%)b	1.28	c	4.58	(.51)	5.29	5.50	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	568		664	882	1,176	988
Ratio of expenses before expense reductions	.87		.86	.84	.83	.88
Ratio of expenses after expense reductions	.85		.86	.84	.83	.87
Ratio of net investment income (%)	2.20		2.46	3.01	3.15	3.91
Portfolio turnover rate	47		68	93	100	112
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended September 30,
Class B	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$9.33	$9.18	$9.56	$9.42	$9.35
Income (loss) from investment operations: Net investment incomea	.14	.16	.21	.22	.28
Net realized and unrealized gain (loss)	(.09)	.19	(.33)	.18	.14
Total from investment operations	.05	.35	(.12)	.40	.42
Less distributions from: Net investment income	(.16)	(.17)	(.21)	(.26)	(.23)
Return of capital	(.02)	(.03)	(.05)	—	(.12)
Total distributions	(.18)	(.20)	(.26)	(.26)	(.35)
Net asset value, end of period	$9.20	$9.33	$9.18	$9.56	$9.42
Total Return (%)b,c	.52	3.88	(1.31)	4.46	4.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3	1	1	1	2
Ratio of expenses before expense reductions	1.77	1.74	1.69	1.78	1.85
Ratio of expenses after expense reductions	1.60	1.63	1.61	1.63	1.65
Ratio of net investment income (%)	1.46	1.68	2.24	2.36	3.12
Portfolio turnover rate	47	68	93	100	112
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended September 30,
Class C	2013		2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$9.30		$9.16	$9.54	$9.39	$9.33
Income (loss) from investment operations: Net investment incomea	.13		.16	.21	.23	.29
Net realized and unrealized gain (loss)	(.08)		.19	(.33)	.19	.13
Total from investment operations	.05		.35	(.12)	.42	.42
Less distributions from: Net investment income	(.16)		(.18)	(.21)	(.27)	(.24)
Return of capital	(.02)		(.03)	(.05)	—	(.12)
Total distributions	(.18)		(.21)	(.26)	(.27)	(.36)
Net asset value, end of period	$9.17		$9.30	$9.16	$9.54	$9.39
Total Return (%)b	.53	c	3.81	(1.26)	4.50	4.72	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	241		288	355	422	329
Ratio of expenses before expense reductions	1.62		1.60	1.58	1.58	1.62
Ratio of expenses after expense reductions	1.60		1.60	1.58	1.58	1.62
Ratio of net investment income (%)	1.45		1.72	2.27	2.40	3.16
Portfolio turnover rate	47		68	93	100	112
a Based on average shares outstanding during the period. b Total return does not reflect the effect of sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended September 30,
Class S	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$9.34	$9.19	$9.57	$9.43	$9.36
Income (loss) from investment operations: Net investment incomea	.23	.25	.31	.32	.37
Net realized and unrealized gain (loss)	(.10)	.19	(.33)	.18	.14
Total from investment operations	.13	.44	(.02)	.50	.51
Less distributions from: Net investment income	(.25)	(.26)	(.31)	(.36)	(.32)
Return of capital	(.02)	(.03)	(.05)	—	(.12)
Total distributions	(.27)	(.29)	(.36)	(.36)	(.44)
Net asset value, end of period	$9.20	$9.34	$9.19	$9.57	$9.43
Total Return (%)b	1.42	4.92	(.31)	5.51	5.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	899	889	1,241	1,203	1,019
Ratio of expenses before expense reductions	.69	.70	.68	.71	.70
Ratio of expenses after expense reductions	.60	.63	.63	.63	.65
Ratio of net investment income (%)	2.44	2.70	3.22	3.36	4.12
Portfolio turnover rate	47	68	93	100	112
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended September 30,
Institutional Class	2013		2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$9.32		$9.18	$9.56	$9.42	$9.36
Income (loss) from investment operations: Net investment incomea	.23		.25	.32	.33	.38
Net realized and unrealized gain (loss)	(.10)		.19	(.33)	.18	.13
Total from investment operations	.13		.44	(.01)	.51	.51
Less distributions from: Net investment income	(.25)		(.27)	(.32)	(.37)	(.33)
Return of capital	(.02)		(.03)	(.05)	—	(.12)
Total distributions	(.27)		(.30)	(.37)	(.37)	(.45)
Net asset value, end of period	$9.18		$9.32	$9.18	$9.56	$9.42
Total Return (%)	1.45	b	4.91	(.18)	5.65	5.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	89		42	64	40	13
Ratio of expenses before expense reductions	.60		.59	.52	.50	.52
Ratio of expenses after expense reductions	.60		.59	.52	.50	.52
Ratio of net investment income (%)	2.45		2.74	3.33	3.48	4.25
Portfolio turnover rate	47		68	93	100	112
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Short Duration Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management has completed its evaluation of the application of ASU 2013-01 and its impact on the Fund's financial statements and will include the required disclosures in the semiannual shareholder report as of March 31, 2014.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2013, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These fixed- and floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into this type of a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2013, the Fund had a net tax basis capital loss carryforward of approximately $130,631,000, including $110,075,000 of pre-enactment losses which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2014 ($3,620,000), September 30, 2015 ($15,741,000), September 30, 2016 ($2,969,000), September 30, 2017 ($17,011,000), September 30, 2018 ($63,372,000) and September 30, 2019 ($7,362,000), the respective expiration dates, whichever occurs first; and approximately $20,556,000 of post-enactment losses which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($18,839,000) and long-term losses ($1,717,000).

The Fund has reviewed the tax positions for the open tax years as of September 30, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, forward currency contracts, futures contracts, swap contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:
Capital loss carryforwards	$(130,631,000)
Net unrealized appreciation (depreciation) on investments	$4,506,843

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended September 30,
	2013	2012
Distributions from ordinary income*	$45,097,607	$57,301,444
Return of capital distributions	$2,992,744	$7,131,828

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended September 30, 2013, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of September 30, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2013, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $320,000,000 to $970,000,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended September 30, 2013, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of September 30, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2013, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $17,800,000 and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $12,000,000 to $48,700,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2013, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. In addition, as part of a global tactical asset allocation overlay ("GTAA") strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global bond markets. Effective on or about May 1, 2013, the Fund no longer utilized the GTAA strategy.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $413,951,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $478,512,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended September 30, 2013, as part of a global tactical asset allocation overlay ("GTAA") strategy, the Fund entered into forward currency contracts to gain exposure to changes in the value of foreign currencies to attempt to take advantage of inefficiencies within the currency markets. Effective on or about May 1, 2013, the Fund no longer utilized the GTAA strategy.

Forward currency contracts are value at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

There are no open forward currency contracts as of September 30, 2013. For the year ended September 30, 2013, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $129,216,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $0 to approximately $141,975,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended September 30, 2013, the Fund entered into options on interest rate futures in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

There are no open written option or purchased option contracts as of September 30, 2013. For the year ended September 30, 2013, the investment in written option contracts had a total value generally indicative of a range from $0 to approximately $117,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $119,000.

The following tables summarize the value of the Fund's derivative instruments held as of September 30, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$8,813,133	$56,250	$8,869,383
Credit Contracts (a)	779,412	—	779,412
	$9,592,545	$56,250	$9,648,795
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Unrealized appreciation on swap contracts
(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(74,608)	$70,192	$—	$(6,659,838)	$(1,644,930)	$(8,309,184)
Credit Contracts (a)	—	—	—	590,387	—	590,387
Foreign Exchange Contracts (b)	—	—	(3,092,857)	—	—	(3,092,857)
	$(74,608)	$70,192	$(3,092,857)	$(6,069,451)	$(1,644,930)	$(10,811,654)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$15,306,114	$(523,482)	$14,782,632
Credit Contracts (a)	—	(408,485)	—	(408,485)
Foreign Exchange Contracts (b)	(44,691)	—	—	(44,691)
	$(44,691)	$14,897,629	$(523,482)	$14,329,456
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on swap contracts and futures, respectively
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended September 30, 2013, purchases and sales of investment securities (excluding short-term instruments and U.S. Treasury obligations) aggregated $631,026,957 and $631,815,460, respectively. Purchases and sales of U.S. Treasury obligations aggregated $167,239,914 and $194,516,531, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acted as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, QS Investors managed the portion of assets allocated from time to time to the Fund's global tactical asset allocation ("GTAA") overlay strategy. QS Investors was paid by the Advisor for the services QS Investors provided to the Fund. Effective on or about May 1, 2013, QS Investors no longer serves as subadvisor to the Fund, and the Fund no longer utilizes the GTAA strategy.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund's average daily net assets	.365%
Next $500 million of such net assets	.340%
Next $1.0 billion of such net assets	.315%
Next $1.0 billion of such net assets	.300%
Next $1.0 billion of such net assets	.285%
Next $1.0 billion of such net assets	.270%
Over $6.0 billion of such net assets	.255%

Accordingly, for the year ended September 30, 2013, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.36% of the Fund's average daily net assets.

For the period from October 1, 2012 through September 30, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each classes as follows:
Class A	.85%
Class B	1.60%
Class C	1.60%
Class S	.60%
Institutional Class	.60%

Effective October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.84%
Class B	1.59%
Class C	1.59%
Class S	.59%
Institutional Class	.59%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2013, the Administration Fee was $1,781,673, of which $144,424 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended September 30, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2013
Class A	$127,960	$94,219	$33,741
Class B	1,022	739	195
Class C	48,758	48,758	—
Class S	492,105	492,105	—
Institutional Class	1,785	611	1,174
	$671,630	$636,432	$35,110

For the year ended September 30, 2013, the Advisor reimbursed $269,619 of sub-recordkeeping expenses for Class S shares.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2013
Class B	$3,320	$212
Class C	1,944,056	148,526
	$1,947,376	$148,738

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at September 30, 2013	Annual Effective Rate
Class A	$1,467,376	$—	$244,354	.25%
Class B	968	—	128	.22%
Class C	646,228	1,126	99,266	.25%
	$2,114,572	$1,126	$343,748

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2013 aggregated $18,254.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2013, the CDSC for Class B and C shares aggregated $447 and $19,836, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2013, DIDI received $51,767 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $21,829, of which $10,378 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended September 30, 2013, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $8,625.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2013.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	19,444,580	$179,786,489	12,268,615	$113,288,934
Class B	6,049	55,923	15,158	140,273
Class C	3,781,773	34,914,742	2,888,421	26,641,704
Class S	32,664,191	302,969,607	14,639,321	135,548,172
Institutional Class	7,850,063	72,346,208	2,164,432	20,028,051
		$590,072,969		$295,647,134
Shares issued to shareholders in reinvestment of distributions
Class A	1,574,114	$14,564,095	2,284,123	$21,061,719
Class B	802	7,444	1,535	14,183
Class C	460,386	4,256,539	649,062	5,980,848
Class S	2,091,509	19,395,388	2,609,027	24,114,333
Institutional Class	135,723	1,255,343	164,825	1,521,257
		$39,478,809		$52,692,340
Shares redeemed
Class A	(30,474,548)	$(282,308,403)	(39,457,236)	$(364,465,566)
Class B	(31,983)	(296,894)	(47,057)	(435,764)
Class C	(8,938,916)	(82,746,751)	(11,343,254)	(104,660,904)
Class S	(32,200,981)	(298,721,716)	(57,061,434)	(528,541,883)
Institutional Class	(2,782,471)	(25,781,730)	(4,808,781)	(44,398,994)
		$(689,855,494)		$(1,042,503,111)
Net increase (decrease)
Class A	(9,455,854)	$(87,957,819)	(24,904,498)	$(230,114,913)
Class B	(25,132)	(233,527)	(30,364)	(281,308)
Class C	(4,696,757)	(43,575,470)	(7,805,771)	(72,038,352)
Class S	2,554,719	23,643,279	(39,813,086)	(368,879,378)
Institutional Class	5,203,315	47,819,821	(2,479,524)	(22,849,686)
		$(60,303,716)		$(694,163,637)

G. Transactions with Affiliates

A summary of the Fund's transactions with affiliated DWS Funds during the year ended September 30, 2013 is as follows:
Affiliate	Value ($) at 9/30/2012	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 9/30/2013
DWS Variable NAV Money Fund	—	5,504,043	—	—	5,083	5,504,043
Central Cash Management Fund	57,907,107	712,740,860	719,682,141	—	101,923	50,965,826
Total	57,907,107	718,244,903	719,682,141	—	107,006	56,469,869

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Income Trust and the Shareholders of DWS Short Duration Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Short Duration Fund (the "Fund") at September 30, 2013, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian, brokers, agent banks and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts November 26, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2013 to September 30, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/13	$1,003.20	$999.40	$999.50	$1,003.40	$1,003.40
Expenses Paid per $1,000*	$4.27	$8.02	$8.02	$3.01	$3.01
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/13	$1,020.81	$1,017.05	$1,017.05	$1,022.06	$1,022.06
Expenses Paid per $1,000*	$4.31	$8.09	$8.09	$3.04	$3.04

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Short Duration Fund	.85%	1.60%	1.60%	.60%	.60%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

A total of 4% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Short Duration Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013 and Executive Vice President since 2013
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		38	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
Robert Kendall10,11 (1974) President, 2013-present
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of Retail Distribution, Americas for Deutsche Asset & Wealth Management; formerly: Head of National Sales and Key Account Management at Van Kampen Investments (1997-1999) and Morgan Stanley Asset Management (1999-2009)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, 2013-present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 Effective October 25, 2013, Mr. Woods, an interested Board Member and Executive Vice President, resigned from the fund's Board and as an officer.

The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods was an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods received no compensation from the fund. Mr. Woods was a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

10 Address: 222 South Riverside Plaza, Chicago, IL 60606.

11 Effective as of October 3, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	InstitutionalClass
Nasdaq Symbol	PPIAX	PPLBX	PPLCX	DBPIX	PPILX
CUSIP Number	23336Y 748	23336Y 623	23336Y 730	23336Y 755	23336Y 565
Fund Number	418	618	718	822	1422

Notes

Notes

Notes

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DSDF-2
(R-024423-3 11/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS SHORT DURATION FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$81,036	$0	$0	$0
2012	$66,704	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$66,535	$0
2012	$0	$56,300	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$0	$66,535	$0	$66,535
2012	$0	$56,300	$0	$56,300

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short Duration Fund, a series of DWS Income Trust

By:	/s/ Robert Kendall Robert Kendall President

Date:	November 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Kendall Robert Kendall President

Date:	November 29, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 29, 2013